UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 9, 2013


                                 TUNGSTEN CORP.
             (Exact name of registrant as specified in its charter)

            Nevada                       333-159607              98-0583175
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)

1671 Southwest 105 Lane, Davie, Florida                            33324
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (954) 476-4638

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

GUY MARTIN EMPLOYMENT AGREEMENT

On July 9, 2013, Tungsten Corp. (the "Company") entered into an employment agreement with Guy Martin (the "Martin Employment Agreement"), effective as of July 1, 2013, which replaces the previously existing Consulting Agreement between Mr. Martin and the Company that became effective on April 8, 2013 (the "Martin Consulting Agreement").

The Martin Employment Agreement provides for Mr. Martin's continued employment as President and Chief Executive Officer of the Company for a term of two years, subject to certain termination rights, during which time he will receive monthly base salary at the rate of $5,000. The Martin Employment Agreement shall be automatically extended for additional one year terms unless either the Company or Mr. Martin provides written notice of their intent not to renew the agreement at least sixty days prior to the expiration of a term.

In addition, Mr. Martin is entitled, at the sole and absolute discretion of the Compensation Committee of the Company's Board of Directors, to receive performance bonuses, which may be based upon a variety of factors. Mr. Martin will also be entitled to participate in all employee benefit plans or programs of the Company to the extent that his position, title, tenure, salary, age, health and other qualifications make him eligible to participate in accordance with the terms of the applicable plans or programs. The Company intends to implement an employee stock option plan, and Mr. Martin shall be eligible to receive awards of stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares or other equity awards pursuant to the employee stock option plan or any other arrangements the Company may have in effect from time to time. The Board or the Committee will determine in its discretion the amount of any such award to Mr. Martin in accordance with the terms of the employee stock option plan in effect at the time of grant.

The Martin Employment Agreement contains a non-competition covenant and non-interference (relating to the Company's customers) and non-solicitation (relating to the Company's employees) provisions effective during the term of his employment and for a period of six months after termination with respect to the non-competition covenant and for a period of twenty four months after termination with respect to the non-interference and non-solicitation provisions of the Martin Employment Agreement.

The foregoing description of the Martin Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Martin Employment Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

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
DOUGLAS OLIVER EMPLOYMENT AGREEMENT

On July 9, 2013, the Company entered into an employment agreement with Douglas Oliver (the "Oliver Employment Agreement"), effective as of July 1, 2013, which replaces the previously existing Consulting Agreement between Mr. Oliver and the Company that became effective on April 8, 2013 (the "Oliver Consulting Agreement").

The Oliver Employment Agreement provides for Mr. Oliver's continued employment as Vice President of Exploration of the Company for a term of two years, subject to certain termination rights, during which time he will receive monthly base salary at the rate of $4,000. The Oliver Employment Agreement shall be automatically extended for additional one year terms unless either the Company or Mr. Oliver provides written notice of their intent not to renew the agreement at least sixty days prior to the expiration of a term.

In addition, Mr. Oliver is entitled, at the sole and absolute discretion of the Compensation Committee of the Company's Board of Directors, to receive performance bonuses, which may be based upon a variety of factors. Mr. Oliver will also be entitled to participate in all employee benefit plans or programs of the Company to the extent that his position, title, tenure, salary, age, health and other qualifications make him eligible to participate in accordance with the terms of the applicable plans or programs. The Company intends to implement an employee stock option plan, and Mr. Oliver shall be eligible to receive awards of stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares or other equity awards pursuant to the employee stock option plan or any other arrangements the Company may have in effect from time to time. The Board or the Committee will determine in its discretion the amount of any such award to Mr. Oliver in accordance with the terms of the employee stock option plan in effect at the time of grant.

The Oliver Employment Agreement contains a non-competition covenant and non-interference (relating to the Company's customers) and non-solicitation (relating to the Company's employees) provisions effective during the term of his employment and for a period of six months after termination with respect to the non-competition covenant and for a period of twenty four months after termination with respect to the non-interference and non-solicitation provisions of the Oliver Employment Agreement.

The foregoing description of the Oliver Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Oliver Employment Agreement, which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On July 1, 2013, the Oliver Consulting Agreement and the Martin Consulting Agreement were both terminated in accordance with the terms of the respective agreements. These agreements were terminated in order to change the status of Mr. Martin and Mr. Oliver from independent contractors to employees of the Company pursuant to the Martin Employment Agreement and Oliver Employment
Agreement. No early termination penalties were incurred by the Company in connection with the terminations of the Oliver Consulting Agreement and the Martin Consulting Agreement.

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
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1 Employment Agreement dated as of July 1, 2013 between the Company and Guy Martin.

10.2 Employment Agreement dated as of July 1, 2013 between the Company and Douglas Oliver.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TUNGSTEN CORP. (Registrant)


Date: July 15, 2013                    By: /s/ Guy Martin
                                          --------------------------------------
                                          Guy Martin
                                          President and Chief Executive Officer



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